SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date earliest event reported) August 12, 2002

Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.


1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000

1-10764      ENTERGY ARKANSAS, INC.                  71-0005900
             (an Arkansas corporation)
             425 West Capitol Avenue, 40th Floor
             Little Rock, Arkansas 72201
             Telephone (501) 377-4000

1-27031      ENTERGY GULF STATES, INC.               74-0662730
             (a Texas corporation)
             350 Pine Street
             Beaumont, Texas  77701
             Telephone (409) 838-6631

1-8474       ENTERGY LOUISIANA, INC.                 72-0245590
             (a Louisiana corporation)
             4809 Jefferson Highway
             Jefferson, Louisiana 70121
             Telephone (504) 840-2734

0-320        ENTERGY MISSISSIPPI, INC.               64-0205830
             (a Mississippi corporation)
             308 East Pearl Street
             Jackson, Mississippi 39201
             Telephone (601) 368-5000

0-5807       ENTERGY NEW ORLEANS, INC.               72-0273040
             (a Louisiana corporation)
             1600 Perdido Building
             New Orleans, Louisiana 70112
             Telephone (504) 670-3674

1-9067       SYSTEM ENERGY RESOURCES, INC.           72-0752777
             (an Arkansas corporation)
             Echelon One
             1340 Echelon Parkway
             Jackson, Mississippi 39213
             Telephone (601) 368-5000

Item 9.    Regulation FD Disclosure.

         The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

     On August 12, 2002, Entergy Corporation filed its quarterly report on Form 10-Q for the quarter ended June 30, 2002. Accompanying the Form 10-Q were written statements of the chief executive officers and chief financial officer of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. The written statements, which are attached as exhibits to this report, accompanied the Form 10-Q pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

     99.1    Certification of Form 10-Q issued by J.
             Wayne Leonard dated August 12, 2002.
     99.2    Certification of Form 10-Q issued by C.
             John Wilder dated August 12, 2002.
     99.3    Certification of Form 10-Q issued by Hugh
             T. McDonald dated August 12, 2002.
     99.4    Certification of Form 10-Q issued by
             Joseph F. Domino dated August 12, 2002.
     99.5    Certification of Form 10-Q issued by E.
             Renae Conley dated August 12, 2002.
     99.6    Certification of Form 10-Q issued by
             Carolyn C. Shanks dated August 12, 2002.
     99.7    Certification of Form 10-Q issued by
             Daniel F. Packer dated August 12, 2002.
     99.8    Certification of Form 10-Q issued by
             Jerry W. Yelverton dated August 12, 2002.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Entergy Corporation
                                   Entergy Arkansas, Inc.
                                   Entergy Gulf States, Inc.
                                   Entergy Louisiana, Inc.
                                   Entergy Mississippi, Inc.
                                   Entergy New Orleans, Inc.
                                   System Energy Resources, Inc.

                                   By:  /s/ Nathan E. Langston
                                        Nathan E. Langston
                                        Senior Vice President and
                                        Chief Accounting Officer


Dated: August 12, 2002